UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2023

Digerati Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-15687	74-2849995
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

8023 Vantage Dr., Suite 660, San Antonio, TX	78230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 614-7240

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 12, 2023, Digerati Technologies, Inc., a Nevada corporation (“Digerati”) filed a definitive proxy statement with respect to a special meeting of its stockholders to be held on Thursday, May 25, 2023 at 11:00 a.m. EDT (the “Special Meeting”) to vote on, among other things, a proposal to adopt and approve that certain Business Combination Agreement by and among Digerati, Minority Equality Opportunities Acquisition Inc., a Delaware corporation (“MEOA”) and MEOA Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of MEOA (“Merger Sub”) and the business combination contemplated thereby (the “Business Combination”).

On May 24, 2023, Digerati determined to postpone the Special Meeting until 11:00 a.m. EDT on Friday, May 26, 2023.

On May 25, 2023, Digerati determined to further postpone the Special Meeting until 2:00 p.m. EDT on Wednesday, May 31, 2023.

On May 30, 2023, Digerati determined to further postpone the Special Meeting until a date, on or prior to June 12, 2023, to be determined by Digerati. At such time as the date and time of the Special Meeting, as postponed, is determined, Digerati shall issue, at least 48 hours in advance, a press release and file a Current Report on Form 8-K providing such information to its stockholders.

On May 31, 2023, Digerati issued a press release announcing the postponement of the Special Meeting, which is filed herewith as Exhibit 99.1 to this report and which is incorporated herein by reference.

Additional Information

In connection with the Business Combination, MEOA has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing the proxy statement/prospectus relating to the BCA (the “Registration Statement”), which the SEC has declared effective. On May 3, 2023, MEOA filed a definitive proxy statement/final prospectus relating to the proposed Business Combination, and thereafter MEOA mailed that definitive proxy statement/final prospectus and other relevant documents to its stockholders. On May 12, 2023, Digerati filed a definitive proxy statement in connection with Digerati’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) and thereafter Digerati mailed that definitive proxy statement and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus, the definitive proxy statement or any other document that Digerati has sent to its stockholders in connection with the Business Combination. Investors and security holders of Digerati are advised to read the definitive proxy statement in connection with Digerati’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) because the definitive proxy statement contains important information about the Business Combination and the parties to the Business Combination. Stockholders are also able to obtain copies of the definitive proxy statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Digerati Technologies, Inc., Attention: Antonio Estrada Jr., Chief Financial Officer, 8023 Vantage Dr., Suite 660, San Antonio, TX 78230.

Participants in the Solicitation

MEOA, Digerati and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Digerati’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Digerati’s directors and officers in Digerati’s filings with the SEC, including the definitive proxy statement filed with the SEC by Digerati.

Forward Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, MEOA’s and Digerati’s expectations with respect to the proposed business combination between MEOA and Digerati, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the implied valuation of Digerati, the products and services offered by Digerati and the markets in which it operates, and the projected future results of Digerati. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside MEOA’s and Digerati’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the business combination transaction between Digerati and MEOA may not be completed in a timely manner or at all, which may adversely affect the price of the securities of MEOA and Digerati, (ii) the risk that the transaction may not be completed by MEOA’s business combination deadline, even if extended by its sponsor, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by the stockholders of MEOA and Digerati, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (v) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the business combination, (vi) the effect of the announcement or pendency of the transaction on Digerati’s business relationships, performance, and business generally, (vii) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (viii) costs related to the business combination, (ix) the outcome of any legal proceedings that may be instituted against Digerati or MEOA following the announcement of the proposed business combination, (x) the ability to maintain the listing of MEOA’s securities on Nasdaq, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Digerati operates, (xiii) the risk that Digerati and its current and future collaborators are unable to successfully develop and commercialize the products or services of Digerati, or experience significant delays in doing so, including failure to achieve approval of its products or services by applicable federal and state regulators, (xiv) the risk that Digerati may never achieve or sustain profitability, (xv) the risk that Digerati may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xvi) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xvii) the risk of product liability or regulatory lawsuits or proceedings relating to the products and services of Digerati, (xviii) the risk that Digerati is unable to secure or protect its intellectual property, (xix) the risk that the securities of the post-combination company will not be approved for listing on Nasdaq or if approved, maintain the listing, and (xx) other risks and uncertainties indicated in the filings that are made from time to time with the SEC by MEOA and Digerati (including those under the “Risk Factors” sections therein). The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Digerati and MEOA assume no obligation, and do not intend, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Digerati Technologies, Inc., dated May 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2023	Digerati Technologies, Inc.

	By:	/s/ Antonio Estrada Jr.
Antonio Estrada Jr.,
Chief Financial Officer

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